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                                                                   EXHIBIT 23.05


                                    CONSENT
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     I hereby consent to the use of my name as a nominee for the Board of
Directors of LaSalle Partners Incorporated in the Prospectus forming part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as an Exhibit to the Registration Statement.




                                                 /s/ Darryl Hartley-Leonard
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Dated:  June 17, 1997
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